Assets not freely disposable	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Assets not freely disposable

41 Assets not freely disposable

The assets not freely disposable consist primarily of Loans and advances to customers pledged to secure Debt securities in issue, deposits from De Nederlandsche Bank (the Dutch Central Bank) and other banks and serve to secure margin accounts and are used for other purposes required by law. The assets not freely disposable are as follows:

Assets not freely disposable

	2017	2016
Banks
– Cash and balances with central banks	1,569	1,353
– Loans and advances to banks	3,730	6,054
Financial assets at fair value through profit or loss	1,072	447
Investments	885	825
Loans and advances to customers	76,083	70,457
Other assets	813	935

	84,152	80,071

In some jurisdictions ING Bank N.V. has an obligation to maintain a reserve with central banks. As at 31 December 2017, the minimum mandatory reserve deposits with various central banks amount to EUR 8,503 million (2016: EUR 9,055 million).

Loans and advances to customers that have been pledged as collateral for Debt securities in issue and for liquidity purposes, amount in the Netherlands to EUR 50 billion (2016: EUR 49 billion), in Germany to EUR 12 billion (2016: EUR 12 billion), in Belgium EUR 10 billion (2016: EUR 5 billion), in Australia to EUR 2 billion (2016: EUR 2 billion) and in the United States to EUR 1 billion (2016: EUR 1 billion).

The table does not include assets relating to securities lending as well as sale and repurchase transactions. Reference is made to Note 42 ‘Transfer of financial assets’.